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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT

                         PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

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        Date of Report (Date of earliest event reported): April 9, 2002



                               CURAGEN CORPORATION
             (Exact name of registrant as specified in its charter)


   Delaware                       0-23223                      06-1331400
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(State or other                (Commission                   (IRS Employer
jurisdiction of                File Number)                Identification No.)
incorporation)



                        555 LONG WHARF DRIVE, 11TH FLOOR
                          NEW HAVEN, CONNECTICUT 06511
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               (Address of principal executive offices) (Zip Code)


Registrant's telephone number, including area code: (203) 401-3330

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ITEM 5.   OTHER EVENTS AND REGULATION FD DISCLOSURE.

On April 9, 2002, the Registrant issued a press release announcing that it has discovered a gene (CG57067) that codes for a protein (designated as Angioarrestin) capable of inhibiting angiogenesis, one of the primary mechanisms of cancer that contributes to tumor cell growth. The Registrant's scientists are investigating this protein as a potential therapeutic to inhibit angiogenesis for the treatment of cancer. This discovery resulted from substantial scientific research conducted within the Registrant's Oncology Research Program and was described at the American Association for Cancer Research conference on April 7, 2002. A copy of the press release is attached to this Current Report on Form 8-K as Exhibit 99.1.

ITEM 7.   FINANCIAL STATEMENTS AND EXHIBITS.

(c)  The following exhibits are filed with this report:

Exhibit Number                    Description
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     99.1           Press release of Registrant dated April 9, 2002.


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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   CURAGEN CORPORATION (Registrant)

Date: April 11, 2002               By:       /s/ David M. Wurzer
                                             ---------------------------------
                                   Name:     David M. Wurzer
                                   Title:    Executive Vice President and
                                             Chief Financial Officer